EXHIBIT 99.1

                       CHILDREN'S BROADCASTING CORPORATION
                            5501 Excelsior Boulevard
                          Minneapolis, Minnesota 55416
                            Telephone (612) 925-8840
                            Facsimile (612) 925-8845

NEWS
Contact: Christopher T. Dahl, Chief Executive Officer (612) 925-8840


         MINNEAPOLIS, Children's Broadcasting Corporation (Children's, Nasdaq
NMS: AAHS) announced on Friday, January 29, 1999 that it redeemed all of its 606,061 shares of Series B Convertible Preferred Stock at an aggregate price of $2,450,001.50 pursuant to the terms of that Securities Purchase Agreement, dated June 25, 1998, as amended on October 22, 1998.

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